UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

PETROS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

, 2025

To Our Stockholders:

On behalf of the Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. (the “Company,” “Petros,” “our” or “we”), I cordially invite you to attend our 2025 special meeting of stockholders (the “Special Meeting”) at 10 a.m. Eastern Time on Thursday, April 10, 2025. To provide access to our stockholders regardless of geographic location, this year’s Special Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/PTPI2025SM.

Details regarding the meeting, the business to be conducted at the Special Meeting and information about Petros that you should consider when you vote your shares are described in the accompanying Notice of Special Meeting of Stockholders (“Notice”), the Proxy Statement and the proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form. Our Proxy Statement is available at www.proxyvote.com.

At the Special Meeting, we will ask stockholders to: (i) approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”) underlying the Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Series Warrants”), including by operation of certain anti-dilution provisions contained therein, issued by us in a public offering transaction (the “Offering”) on February 19, 2025 (including an aggregate of approximately 1,064,846,416.38 shares of Common Stock issuable upon exercise of the Series Warrants which consists of (i) an aggregate of approximately 81,911,262.80 shares of Common Stock issuable upon exercise of 40,000,000 Series A Warrants issued in the Offering (assuming the full exercise of the Series A Warrants at an exercise price equal to the floor price of $0.0586) and (ii) an aggregate of approximately 982,935,153.58 shares of Common Stock issuable upon exercise of 40,000,000 Series B Warrants issued in the Offering (assuming (x) the full exercise of the Series B Warrants at an exercise price equal to the floor price of $0.0586 and (y) all the Series B Warrants are exercised on the “zero exercise price” basis), (ii) approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-250 to 1-for-500, with such ratio to be determined by the board of directors of the Company in its discretion and included in a public announcement; (iii) approve the Third Amendment to the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan, as amended, to increase the total number of shares of the Company’s Common Stock authorized for issuance under such plan by 1,000,000,000, to a total of 1,002,760,000 shares of Common Stock; (iv) approve an amendment to the Company’s Charter, to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 7,000,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock; and (v) approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.

The Board recommends the approval of each of these five proposals. Such other business will be transacted as may properly come before the Special Meeting.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Special Meeting, in order for your shares to be represented and voted at the Special Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.

Thank you for your continued support of Petros Pharmaceuticals, Inc. We look forward to seeing you at the Special Meeting.

Sincerely,

Joshua Silverman,
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, APRIL 10, 2025:
Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com

NOTICE OF 2025 SPECIAL MEETING OF STOCKHOLDERS OF
PETROS PHARMACEUTICALS, INC.

[ ], 2025

TIME: 10 a.m. Eastern Time
DATE: April 10, 2025
PLACE: www.virtualshareholdermeeting.com/PTPI2025SM

Purposes:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”) underlying the Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Series Warrants”), including by operation of certain anti-dilution provisions contained therein, issued by us in a public offering transaction (the “Offering”) on February 19, 2025 (including an aggregate of approximately 1,064,846,416.38 shares of Common Stock issuable upon exercise of the Series Warrants, which consists of (i) an aggregate of approximately 81,911,262.80 shares of Common Stock issuable upon exercise of 40,000,000 Series A Warrants issued in the Offering (assuming the full exercise of the Series A Warrants at an exercise price equal to the floor price of $0.0586) and (ii) an aggregate of approximately 982,935,153.58 shares of Common Stock issuable upon exercise of 40,000,000 Series B Warrants issued in the Offering (assuming (x) the full exercise of the Series B Warrants at an exercise price equal to the floor price of $0.0586 and (y) all the Series B Warrants are exercised on the “zero exercise price” basis) (“Proposal 1” or, the “Issuance Proposal”);

2.

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-250 to 1-for-500, with such ratio to be determined by the board of directors (the “Board”) of the Company in its discretion and included in a public announcement (“Proposal 2” or, the “Reverse Stock Split Proposal”);

3.

To approve the Third Amendment to the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan, as amended, to increase the total number of shares of the Company’s Common Stock authorized for issuance under such plan by 1,000,000,000, to a total of 1,002,760,000 shares of Common Stock (“Proposal 3” or, the “Plan Amendment Proposal”);

4.

To approve an amendment to the Charter to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 7,000,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (“Proposal 4” or, the “Share Increase Proposal”); and

5.

To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5” or, the “Adjournment Proposal”).

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1 - 5.

Who May Vote:

Only stockholders of record as of the close of business on February 19, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements of the meeting. Purchasers of shares of Common Stock and/or pre-funded warrants (the “Pre-Funded Warrants”) exercisable for shares of Common Stock sold in the Offering are not entitled to vote such shares of Common Stock or shares of Common Stock issuable upon exercise of such Pre-Funded Warrants on the Issuance Proposal.

You will be able to participate in the virtual Special Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Special Meeting in person.

To virtually attend the Special Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Special Meeting by visiting www.virtualshareholdermeeting.com/PTPI2025SM and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten (10) calendar days before the Special Meeting at our address above. To the extent office access is impracticable, you may email Michael Fein of Campaign Management, LLC, our proxy solicitor, at info@campaign-mgmt.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Special Meeting.

Whether you plan to attend the Special Meeting or not, we urge you to vote by following the instructions on your proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

Joshua Silverman,
Chairman of the Board

i

Petros Pharmaceuticals, Inc.
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

PROXY STATEMENT FOR THE
PETROS PHARMACEUTICALS, INC.
2025 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 10, 2025

This Proxy Statement, along with the Notice of Special Meeting of Stockholders, contains information about the 2025 Special Meeting of Petros Pharmaceuticals, Inc., including any adjournments or postponements thereof. We are holding the Special Meeting at 10 a.m. Eastern Time, on Thursday, April 10, 2025, in virtual format at www.virtualshareholdermeeting.com/PTPI2025SM.

In this Proxy Statement, we refer to Petros Pharmaceuticals, Inc. as “Petros,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Special Meeting.

On or about [ ], 2025, we began sending proxy materials to stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER SPECIAL MEETING
TO BE HELD ON APRIL 10, 2025

This Proxy Statement and our Notice of Special Meeting of Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

The executive offices of the Company are located at, and the mailing address of the Company is, 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.

At the 2025 special meeting of stockholders (the “Special Meeting”), the Company expects the following matters to be acted upon:

1.	the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”) underlying the Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Series Warrants”), including by operation of certain anti-dilution provisions contained therein, issued by us in a public offering transaction (the “Offering”) on February 19, 2025 (including an aggregate of approximately 1,064,846,416.38 shares of Common Stock issuable upon exercise of the Series Warrants, which consists of (i) an aggregate of approximately 81,911,262.80 shares of Common Stock issuable upon exercise of 40,000,000 Series A Warrants issued in the Offering (assuming the full exercise of the Series A Warrants at an exercise price equal to the floor price of $0.0586) and (ii) an aggregate of approximately 982,935,153.58 shares of Common Stock issuable upon exercise of 40,000,000 Series B Warrants issued in the Offering (assuming (x) the full exercise of the Series B Warrants at an exercise price equal to the floor price of $0.0586 and (y) all the Series B Warrants are exercised on the “zero exercise price” basis) (“Proposal 1” or, the “Issuance Proposal”);

2.	the approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-250 to 1-for-500, with such ratio to be determined by the board of directors of the Company in its discretion and included in a public announcement (“Proposal 2” or, the “Reverse Stock Split Proposal”);

3.

the approval of the Third Amendment to the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan, as amended, to increase the total number of shares of the Company’s Common Stock authorized for issuance under such plan by 1,000,000,000, to a total of 1,002,760,000 shares of Common Stock (“Proposal 3” or, the “Plan Amendment Proposal”);

4.

the approval of an amendment to the Charter, to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 7,000,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (“Proposal 4” or, the “Share Increase Proposal”); and

5.

the approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5” or, the “Adjournment Proposal”).

The Board unanimously recommends that you vote “FOR” proposals 1, 2, 3, 4 and 5.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Disclosures in this Proxy Statement may contain or incorporate by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are based upon management’s assumptions, expectations, projections, intentions and beliefs about future events. Except for historical information, the use of predictive, future-tense or forward-looking words such as “intend,” “plan,” “predict,” “may,” “will,” “project,” “target,” “strategy,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. Such forward-looking statements are only predictions, and actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of risks and uncertainties, including, without limitation, the Company’s ability to execute on its business strategy, including its plans to develop and commercialize its product candidates; the Company’s ability to comply with obligations as a public reporting company; the Company’s ability to maintain compliance with the listing standards of The Nasdaq Stock Market (“Nasdaq”); the ability of the Company to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; risks resulting from the Company’s status as an emerging growth company, including that reduced disclosure requirements may make shares of our common stock, par value $0.0001 per share (the “Common Stock”), less attractive to investors; the Company’s ability to continue as a going concern; risks related to Petros’ history of incurring significant losses; risks related to the Company’s ability to obtain regulatory approvals for, or market acceptance of, any of its products or product candidates; and the impact of the public health emergencies, and the related responses of governments, consumers, customers, suppliers, employees and the Company, on our business, operations, employees, financial condition and results of operations. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are described in the Company’s quarterly reports on Form 10-Q, in “Risk Factor Summary” and in Part I, Item 1A., “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and in our other reports filed with the SEC. We advise you to carefully review the reports and documents we file from time to time with the SEC, particularly our annual reports on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K. The Company cautions readers that the forward-looking statements included in, or incorporated by reference into, this Proxy Statement represent our beliefs, expectations, estimates and assumptions only as of the date hereof and are not intended to give any assurance as to future results. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in, or incorporated by reference into, this Proxy Statement to reflect any new information or future events or circumstances or otherwise, except as required by the federal securities laws.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. is soliciting your proxy to vote at the 2025 special meeting of stockholders to be held on Thursday, April 10, 2025, at 10 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/PTPI2025SM, and any postponement or adjournments of the meeting (the “Special Meeting”). This proxy statement (this “Proxy Statement”) along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

Who Can Vote?

Only stockholders who owned shares of our common stock, par value $0.0001 per share (the “Common Stock”), or shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), as of the close of business on the Record Date are entitled to vote at the Special Meeting. On the Record Date, there were 29,929,668 shares of our Common Stock issued and outstanding and entitled to vote at the Special Meeting and 567.85 shares of Series A Preferred Stock issued and outstanding and entitled to vote at the Special Meeting, and, pursuant to the terms of the Series A Preferred Stock as set forth in the Certificate of Designations for the Series A Preferred Stock (as amended, the “Certificate of Designations”), the holders of the Series A Preferred Stock are entitled to an aggregate of 252,374 votes on the proposals described in this Proxy Statement.

Purchasers of shares of Common Stock and/or pre-funded warrants (the “Pre-Funded Warrants”) exercisable for shares of Common Stock sold in the Offering are not entitled to vote such shares of Common Stock or shares of Common Stock issuable upon exercise of such Pre-Funded Warrants on the Issuance Proposal.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote. Pursuant to the terms of the Series A Preferred Stock as set forth in the Certificate of Designations for the Series A Preferred Stock, the holders of Series A Preferred Stock are entitled to approximately 252,374 votes on the proposals described in this Proxy Statement. There is no cumulative voting.

What is the Purpose of the Special Meeting?

At the Special Meeting, stockholders will consider and vote upon the following matters:

Proposal 1 (the “Issuance Proposal”):

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying the Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Series Warrants”), including by operation of certain anti-dilution provisions contained therein, issued by us in a public offering transaction (the “Offering”) on February 19, 2025 (including an aggregate of approximately 1,064,846,416.38 shares of Common Stock issuable upon exercise of the Series Warrants, which consists of (i) an aggregate of approximately 81,911,262.80 shares of Common Stock issuable upon exercise of 40,000,000 Series A Warrants issued in the Offering (assuming the full exercise of the Series A Warrants at an exercise price equal to the floor price of $0.0586) and (ii) an aggregate of approximately 982,935,153.58 shares of Common Stock issuable upon exercise of 40,000,000 Series B Warrants issued in the Offering (assuming (x) the full exercise of the Series B Warrants at an exercise price equal to the floor price of $0.0586 and (y) all the Series B Warrants are exercised on the “zero exercise price” basis).

Proposal 2 (the “Reverse Stock Split Proposal”):

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-250 to 1-for-500, with such ratio to be determined by the board of directors (the “Board”) of the Company in its discretion and included in a public announcement.

Proposal 3 (the “Plan Amendment Proposal”):

To approve the Third Amendment to the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan, as amended, to increase the total number of shares of the Company’s Common Stock authorized for issuance under such plan by 1,000,000,000, to a total of 1,002,760,000 shares of Common Stock.

Proposal 4 (the “Share Increase Proposal”):

To approve an amendment to the Charter, to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 7,000,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock.

Proposal 5 (the “Adjournment Proposal”):

To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.

To consider and act upon any other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to Proposals 1-5. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Co., or you have stock certificates registered in your name, you may vote:

• By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on April 9, 2025.

• By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

• Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Special Meeting. To participate in the virtual Special Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the Issuance Proposal;
•	“FOR” the Reverse Stock Split Proposal;
•	“FOR” the Plan Amendment Proposal;
•	“FOR” the Share Increase Proposal; and
•	“FOR” the Adjournment Proposal.

What Happens if Additional Matters are Presented at the Special Meeting?

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

You may change or revoke your proxy at any time before polls close at the Special Meeting. You may change or revoke your proxy in any one of the following ways:

• if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

• by notifying the Company in writing via email to Mitch Arnold at marnold@petrospharma.com before the Special Meeting that you have revoked your proxy no later than 5:00 p.m. Eastern Time on April 9, 2025; or

• by attending the virtual Special Meeting and voting electronically. Attending the virtual Special Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, proxy card or at the Special Meeting is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the Reverse Stock Split Proposal and the Adjournment Proposal, without receiving instructions from you.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares on other proposals. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Issuance Proposal, the Plan Amendment Proposal, and the Share Increase Proposal, no votes will be cast on these proposals on your behalf. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What Constitutes a Quorum for the Special Meeting?

The presence, by virtual attendance or by proxy, of the holders of one-third in number of the total outstanding stock issued and entitled to vote at the Special Meeting, is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Assuming the presence of a quorum:

Proposal 1: Issuance Proposal	The affirmative vote of the holders of a majority of the stock having voting power present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Issuance Proposal. Because the Issuance Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote. Purchasers of shares of Common Stock and/or Pre-Funded Warrants exercisable for shares of Common Stock sold in the Offering are not entitled to vote such shares of Common Stock or shares of Common Stock issuable upon exercise of such Pre-Funded Warrants on the Issuance Proposal.

Proposal 2: Reverse Stock Split Proposal

The affirmative vote of the holders of majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have no effect on the results for the Reverse Stock Split Proposal.

Proposal 3: Plan Amendment Proposal

The affirmative vote of the holders of a majority of the stock having voting power present by virtual attendance or represented by proxy and entitled to vote on the Plan Amendment Proposal is required to approve the Plan Amendment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Plan Amendment Proposal. Because the Plan Amendment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Plan Amendment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Proposal 4: Share Increase Proposal

The affirmative vote of the holders of majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal. Because the Share Increase Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Share Increase Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Share Increase Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Proposal 5: Adjournment Proposal

The affirmative vote of the holders of a majority of the stock having voting power present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have no effect on the results for the Adjournment Proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Who Counts the Votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Special Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and Series A Preferred Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management, LLC (“Campaign Management”) to assist in the solicitation of proxies for a fee of approximately $10,000 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Attending the Special Meeting

The Special Meeting will be held at 10 a.m. Eastern Time on Thursday, April 10, 2025, virtually at www.virtualshareholdermeeting.com/PTPI2025SM. To be admitted to the Special Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Special Meeting.

The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on April 10, 2025. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit www.virtualshareholdermeeting.com/PTPI2025SM and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.

Householding of Annual Disclosure Documents

Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

1.	If your shares of the Company are registered in your own name, please contact our transfer agent, Pacific Stock Transfer Co., and inform them of your request by calling them at +1 (800) 785 7782 or writing them at 6725 Via Austi Parkway, Suite 300, Las Vegas, Nevada 89119.

2.	If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.

Who Can Help Answer My Questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and stockholders may call Campaign Management at 1-855-422-1042 (toll-free within North America) or 1-212-632-8422 (call collect outside North America). You will also be able to submit questions during the Special Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address for each person named in the table is c/o Petros Pharmaceuticals, Inc., 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class(2)	Number of Shares of Series A Preferred Stock Beneficially Owned(1)	Percentage of Class(2)	Total Voting Power
5% Stockholders
Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B(3)	3,183,090	9.99%	-	-	4.14%
Iroquois Capital Management L.L.C.(4)	3,044,355	9.99%	182.63	32.16%	8.55%
Intracoastal Capital LLC(5)	1,571,930	4.99%	136.19	23.98%	*
Five Narrow Lane LP(6)	1,506,279	4.99%	36.90	6.50%	4.20%
3i, LP(7)	1,506,279	4.99%	107.69	18.96%	4.30%
Brio Capital Master Fund Ltd. (8)	1,506,279	4.99%	38.46	6.77%	4.20%
V4 Global, LLC(9)	1,571,930	4.99%	30.77	5.42%	*
StenED, LLC(10)	1,571,930	4.99%	35.21	6.20%	*
Named Executive Officers and Directors
Bruce T. Bernstein(11)	397,347	1.32%	-	-	1.04%
Joshua N. Silverman(12)	1,100,238	3.67%	-	-	3.37%
Wayne R. Walker(13)	92,315	*	-	-	*
Fady Boctor(14)	125,745	1.92%	-	-	1.49%
Mitchell Arnold(15)	25,117	*	-	-	*
All directors and executive officers as a group (6 persons)	2,495,762	8.23%	-	-	6.93%

* represents ownership of less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares set forth in the above table.

(2) A total of 29,929,668 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date and 567.85 shares of Series A Preferred Stock are outstanding as of the Record Date, which such outstanding Series A Preferred Stock as of the Record Date are entitled to an aggregate of approximately 252,374 votes.

(3) Based on certain information made available to the Company and on the Schedule 13G/A filed jointly with the SEC on February 13, 2025, by Ayrton Capital LLC (“Ayrton”), Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (“Alto”) and Waqas Khatri. Represents (i) 1,250,000 shares of Common Stock, and (ii) 4,166,663 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 9.99% beneficial ownership blocker).

Ayrton, the investment manager to Alto, has discretionary authority to vote and dispose of the shares held by Alto and may be deemed to be the beneficial owner of these shares. Waqas Khatri, in his capacity as Managing Member of Ayrton, may also be deemed to have investment discretion and voting power over the shares held by Alto. Alto and Mr. Khatri each disclaim any beneficial ownership of these shares. The address of Ayrton Capital LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.

(4) Based on a Schedule 13G/A jointly filed on February 26, 2025, by Richard Abbe (“Mr. Abbe”), Kimberly Page (“Ms. Page”) and Iroquois Capital Management L.L.C. and on certain information made available to the Company. The securities reported herein are directly held by Iroquois Capital Investment Group LLC (“ICIG”) and Iroquois Master Fund, Ltd (“IMF”). Represents (i) 2,500,000 shares of Common Stock, (ii) 20,040,642 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 9.99% beneficial ownership blocker), (iii) 16,666,668 shares of Common Stock issuable upon exercise of the Pre-Funded Warrants (subject to a 9.99% beneficial ownership blocker), and (iv) 182.63 shares of Series A Preferred Stock, convertible into up to approximately 760,957 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Iroquois Capital Management L.L.C. (“ICM”) is the investment manager of IMF. ICM has voting control and investment discretion over securities held by IMF. As Managing Members of ICM, Richard Abbe and Kimberly Page make voting and investment decisions on behalf of ICM in its capacity as investment manager to IMF. As a result of the foregoing, Mr. Abbe and Mrs. Page may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by ICM and IMF. Mr. Abbe is the managing member of ICIG. Mr. Abbe has sole voting control and investment discretion over securities held by ICIG. As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by ICIG. The address for each of IMF and ICIG is 2 Overhill Road, Suite 400, Scarsdale, NY 10583.

(5) Based on certain information made available to the Company and on the Schedule 13G/A filed jointly with the SEC on November 13, 2024, by Mitchell P. Kopin, Daniel B. Asher and Intracoastal Capital LLC (“Intracoastal”). Represents (i) 14,583,338 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (with certain warrants subject to a 4.99% beneficial ownership blocker), and (ii) 136.19 shares of Series A Preferred Stock, convertible into up to approximately 567,458 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Mr. Kopin and Mr. Asher are each managers of Intracoastal and have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of

Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act of the securities reported herein that are held by Intracoastal Capital LLC. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483 and the principal business office of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.

(6) Based on certain information made available to the Company. Represents (i) 1,250,000 shares of Common Stock, (ii) 6,250,004 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), (iii) 2,916,664 shares of Common Stock issuable upon exercise of the Pre-Funded Warrants (subject to a 4.99% beneficial ownership blocker), and (iv) 36.90 shares of Series A Preferred Stock, convertible into up to approximately 153,750 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Messrs. Arie Rabinowitz and Joe Hammer have voting and investment control over the securities held by Five Narrow Lane LP. Five Narrow Lane LP’S address is 510 Madison Avenue, Suite 1400, New York, NY 10022.

(7) Based on certain information made available to the Company. Represents (i) 1,250,000 shares of Common Stock, (ii) 5,833,332 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), (iii) 2,916,667 shares of Common Stock issuable upon exercise of the Pre-Funded Warrants thereafter (subject to a 4.99% beneficial ownership blocker), and (iv) 107.69 shares of Series A Preferred Stock, convertible into up to approximately 448,708 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

The business address of 3i, LP is 2 Wooster St. Fl 2, New York, NY 10013. 3i, LP's principal business is that of a private investor. Maier Joshua Tarlow is the manager of 3i Management, LLC, the general partner of 3i, LP, and has sole voting control and investment discretion over securities beneficially owned directly by 3i, LP and indirectly by 3i Management, LLC.

(8) Based on certain information made available to the Company. Represents (i) 2,083,332 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), and (ii) 38.46 shares of Series A Preferred Stock, convertible into up to approximately 160,250 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Shaye Hirsch has voting and investment control over the securities held by Brio Capital Master Fund, Ltd. Brio Capital Master Fund, Ltd.’s address is 100 Merrick Road, Suite 401W, Rockville Centre, NY 11570.

(9) Based on certain information made available to the Company. Represents (i) 1,666,669 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), and (ii) 30.77 shares of Series A Preferred Stock, convertible into up to approximately 128,208 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

The securities are held by V4 Global, LLC (“V4”). Scot Cohen has voting and dispositive control with respect to the securities being offered. V4 and Scot Cohen disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. V4’s address is 445 Grand Bay Drive, Apt. P1A, Key Biscayne, FL 33149.

(10) Based on certain information made available to the Company. Represents (i) 2,395,838 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), and (ii) 35.21 shares of Series A Preferred Stock, convertible into up to approximately 146,708 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Jonathan Schechter (“Mr. Schechter”), is the manager of StenED, LLC (“StenED”), has voting control and investment discretion over the securities reported herein that are held by StenED. As a result, Mr. Schechter may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by StenED. StenED’s address is 135 Sycamore Drive, Roslyn, NY 11576.

(11) Amount consists of (i) 8,347 shares of Common Stock, (ii) 300,000 shares of restricted shares of Common Stock, and (iii) 84,000 shares of Common Stock underlying stock options held by Mr. Bernstein that were vested as of the Record Date or will vest within 60 days thereafter, and

(12) Amount consists of (i) 11,238 shares of Common Stock, (ii) 1,000,000 shares of restricted Common Stock, and (iii) 84,000 shares of Common Stock underlying stock options held by Mr. Silverman that were vested as of the Record Date or will vest within 60 days thereafter.

(13) Amount consists of (i) 8,315 shares of Common Stock, (ii) 150,000 shares of restricted Common Stock, and (iii) 84,000 shares of Common Stock underlying stock options held by Mr. Walker that were vested as of the Record Date or will vest within 60 days thereafter.

(14) Amount consists of (i) 76,100 shares of Common Stock underlying stock options held by Mr. Boctor that were vested as of the Record Date or will vest within 60 days thereafter, (ii) 450,000 shares of restricted Common Stock, (iii) 49,645 shares of Common Stock underlying certain restricted stock units that were vested as of the Record Date or will vest within 60 days thereafter.

(15) Amount consists of (i) 117 shares of Common Stock, (ii) 150,000 shares of restricted Common Stock, and (iii) 25,000 shares of Common Stock underlying stock options held by Mr. Arnold that were vested as of the Record Date or will vest within 60 days thereafter.

PROPOSAL NO. 1 - THE ISSUANCE PROPOSAL

Background and Description of the Proposal

On February 17, 2025, the Company entered into that certain Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company and the investors signatory thereto, pursuant to which, the Company sold in a public offering approximately 13,950,012 shares of the Company’s Common Stock (and 26,049,988 pre-funded warrants (the “Pre-Funded Warrants”) in lieu thereof), with each share of Common Stock (or Pre-Funded Warrant) accompanied by a Series A Warrant (the “Series A Warrants”) to purchase 0.25 share of Common Stock (the “Series A Warrant Shares”) and Series B Warrant (the “Series B Warrants” and, together with the Series A Warrants, the “Series Warrants”) to purchase one share of Common Stock (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Series Warrant Shares”), in each case, at an exercise price of $0.48 per share.

A total of (i) 40,000,000 Series A Warrants exercisable for an aggregate of approximately 81,911,262.80 shares of common stock (assuming the full exercise of the Series A Warrants at an exercise price equal to the floor price of $0.0586), and (ii) 40,000,000 Series B Warrants exercisable for an aggregate of approximately 982,935,153.58 shares of common stock (assuming (x) the full exercise of the Series B Warrants at an exercise price equal to the floor price of $0.0586 and (y) all the Series B Warrants are exercised on the “zero exercise price” basis), were issued in the Offering. Accordingly, an aggregate of approximately 1,064,846,416.38 additional shares of Common Stock will be outstanding as a result of the full exercise of the Series Warrants and the ownership interest of our existing stockholders would be correspondingly reduced

The securities offered in the Offering were offered pursuant to a registration statement on Form S-1 (File No. 333-284495), as amended, originally filed on January 24, 2025, and declared effective by the U.S. Securities and Exchange Commission on February 14, 2025, and an additional registration statement on Form S-1 (No. 333-285005) filed on February 14, 2025, pursuant to Rule 462(b) as promulgated under the Securities Act of 1933, as amended. The Offering closed on February 19, 2025, and the aggregate gross proceeds from the Offering were approximately $9.6 million before deducting estimated offering expenses payable by the Company.

Series A Warrants

The following summary of certain terms and provisions of the Series A Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the Series A Warrant, the form of which was filed as an exhibit to the Current Report on Form 8-K filed by the Company on February 21, 2025. Our security holders entitled to vote on the Issuance Proposal should carefully review the terms and provisions of the form of Series A Warrant for a complete description of the terms and conditions of the Series A Warrants.

Duration and Exercise Price

Each Series A Warrant is exercisable for 0.25 share of Common Stock, has an exercise price equal to $0.48 per share, will become exercisable on (the “Initial Exercise Date”) the first trading day following the date of the requisite stockholder approval (the “Stockholder Approval”, and such date, the “Stockholder Approval Date”) and will expire on the fifth anniversary of such Initial Exercise Date. The exercise price and number of shares of Common Stock issuable upon exercise of the Series A Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the exercise price. The Series A Warrants were issued separately from the shares of Common Stock and/or Pre-Funded Warrants sold in the Offering and may be transferred separately immediately thereafter.

Exercise Price Adjustments

In addition, and subject to certain exemptions, if we sell, enter into an agreement to sell, or grant any option to purchase, or sell, enter into an agreement to sell, or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock, at an effective price per share less than the exercise price of the Series A Warrants then in effect, the exercise price of the Series A Warrants will be reduced to the lower of such price or the lowest VWAP during the five consecutive trading days immediately following such dilutive issuance or announcement thereof (subject to a floor price of $0.1465 prior to the Stockholder Approval Date and a floor price of $0.0586 on the Stockholder Approval Date (such floor price then in effect, the “Series A Floor Price”) and the number of shares issuable upon exercise of the Series A Warrants will be proportionately adjusted such that the aggregate exercise price will remain unchanged (the “Dilutive Issuance Provision”).

If at any time on or after the date of issuance there occurs any stock split, stock dividend, stock combination recapitalization, reverse stock split, or other similar transaction involving our Common Stock and the lowest daily VWAP during the period commencing five consecutive trading days immediately preceding and the five consecutive trading days commencing on the date of such event is less than the exercise price of the Series A Warrants then in effect, then the exercise price of the Series A Warrants will be reduced to the lowest VWAP during such period and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate price will remain unchanged, subject to the Series A Floor Price then in effect (the “Share Combination Event Adjustment”).

Cashless Exercise

If, at the time a holder exercises its Series A Warrants, a registration statement registering the issuance of the shares of Common Stock underlying the Series A Warrants under the Securities Act is not then effective or the prospectus contained therein is not available for the issuance of such shares, then the Series A Warrant may be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the holder shall be entitled to receive a number of shares equal of our Common Stock in accordance with the formula set forth in the Series A Warrant.

Fundamental Transactions

In the event we consummate a merger or consolidation with or into another person or other reorganization event in which our Common Stock is converted or exchanged for securities, cash or other property, or we sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of our assets or we or another person acquire more than 50% of our outstanding shares of our Common Stock, then following such event, the holders of the Series A Warrants will be entitled to receive upon exercise of the Series A Warrants the same type and amount of securities, cash or property which the holders would have received had they exercised the Series A Warrants immediately prior to such fundamental transaction. Any successor to us or surviving entity shall assume the obligations under the Series A Warrants. Additionally, as more fully described in the Series A Warrants, in the event of certain fundamental transactions, the holders of the Series A Warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of such Series A Warrants on the date of consummation of such transaction.

Any reduction to the exercise prices of the Series A Warrants and resulting increase in the number of shares of Common Stock underlying the Warrants will be subject to the Series A Floor Price then in effect.

Transferability

Subject to applicable laws, a Series A Warrant may be transferred at the option of the holder upon surrender of the Series A Warrant to us together with the appropriate instruments of transfer.

Fractional Shares

No fractional shares of Common Stock will be issued upon the exercise of the Series A Warrants. Rather, the number of shares of Common Stock to be issued will, at our election, either be rounded up to the next whole share or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market

There is no established trading market for the Series A Warrants, and we do not expect an active trading market to develop. We do not intend to apply to list the Series A Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the Series A Warrants will be extremely limited.

Right as a Stockholder

Except as otherwise provided in the Series A Warrants or by virtue of such holder’s ownership of our shares of Common Stock, the holder of a Series A Warrant does not have the rights or privileges of a holder of our Common Stock, including any voting rights, until the holder exercises the Series A Warrant.

Waivers and Amendments

The Series A Warrants may be modified or amended, or the provisions thereof waived with the written consent of the Company and the respective holder.

Series B Warrants

The following summary of certain terms and provisions of the Series B Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the Series A Warrant, the form of which was filed as an exhibit to the Current Report on Form 8-K filed by the Company on February 21, 2025. Our security holders entitled to vote on the Issuance Proposal should carefully review the terms and provisions of the form of Series B Warrant for a complete description of the terms and conditions of the Series B Warrants.

Duration and Exercise Price

Each Series B Warrant is exercisable for one share of Common Stock, has an exercise price equal to $0.48 per share, will become exercisable on the Initial Exercise Date and will expire on the one (1) year anniversary of the Initial Exercise Date. The exercise price and number of shares of Common Stock issuable upon exercise of the Series B Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the exercise price. The Series B Warrants were issued separately from the Common Stock and/or Pre-Funded Warrants and may be transferred separately immediately thereafter.

Exercise Price Adjustments

The exercise of the Series B Warrants can be reduced by operation of Share Combination Event Adjustment provision, subject to a floor price of $0.1465 prior to the Stockholder Approval Date and a floor price of $0.0586 on the Stockholder Approval Date (such floor price then in effect, the “Series B Floor Price”).

Cashless Exercise and Zero Exercise Price

If, at the time a holder exercises its Series B Warrants, a registration statement registering the issuance of the shares of Common Stock underlying the Series B Warrants under the Securities Act is not then effective or the prospectus contained therein is not available for the issuance of such shares, then the Series B Warrant may be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the holder shall be entitled to receive a number of shares equal of our Common Stock in accordance with the formula set forth in the Series B Warrant.

Holders may also effect a “zero exercise price” at any time while the Series B Warrants are outstanding following the Initial Exercise Date. Under the zero exercise price option, a holder of a Series B Warrant, has the right to receive an aggregate number of shares for no cash consideration equal to the product of (i) the aggregate number of shares of Common Stock that would be issuable upon a cash rather than a cashless exercise of the Series B Warrant and (ii) 3.0, and accordingly, would be entitled to receive more shares under the zero exercise price feature than the cashless exercise feature. Accordingly, it is highly unlikely that a holder of the Series B Warrants would wish to pay an exercise price in cash to receive one share of Common Stock when they could instead choose the zero exercise price option and pay no cash to receive three shares of Common Stock. As a result, we will likely not receive any additional funds and do not expect to receive any additional funds upon the exercise of the Series B Warrants (the “Zero Exercise Price”).

Fundamental Transactions

In the event we consummate a merger or consolidation with or into another person or other reorganization event in which our Common Stock is converted or exchanged for securities, cash or other property, or we sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of our assets or we or another person acquire more than 50% of our outstanding shares of Common Stock, then following such event, the holders of the Series B Warrants will be entitled to receive upon exercise of the Series B Warrants the same kind and amount of securities, cash or property which the holders would have received had they exercised the Series B Warrants immediately prior to such fundamental transaction. Any successor to us or surviving entity shall assume the obligations under the Series B Warrants. Additionally, as more fully described in the Series B Warrants, in the event of certain fundamental transactions, the holders of the Series B Warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of Series B Warrants on the date of consummation of such transaction.

Transferability

Subject to applicable laws, a Series B Warrant may be transferred at the option of the holder upon surrender of the Series B Warrant to us together with the appropriate instruments of transfer.

Fractional Shares

No fractional shares of Common Stock will be issued upon the exercise of the Series B Warrants. Rather, the number of shares of Common Stock to be issued will, at our election, either be rounded up to the next whole share or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market

There is no established trading market for the Series B Warrants, and we do not expect an active trading market to develop. We do not intend to apply to list the Series B Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the Series B Warrants will be extremely limited.

Right as a Stockholder

Except as otherwise provided in the Series B Warrants or by virtue of such holder’s ownership of our shares of Common Stock, the holder of a Series B Warrant does not have the rights or privileges of a holder of our Common Stock, including any voting rights, until the holder exercises the Series B Warrant.

Waivers and Amendments

The Series B Warrants may be modified or amended, or the provisions thereof waived with the written consent of the Company and the respective holder.

Approval of the Issuance Proposal

Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding Common Stock at a price less than the “Minimum Price.” Because (i) no additional consideration was paid for the Series Warrants, and (ii) the exercise in full of the Series Warrants (including shares of Common Stock issuable in connection with certain anti-dilution and adjustment provisions contained in the Series Warrants, as applicable, including without limitation, the Dilutive Issuance Provision, the Share Combination Event Adjustment provision, the floor price reset upon receipt of Stockholder Approval, and the Zero Exercise Price provision), taken together with the sale of the shares of Common Stock and Pre-Funded Warrants in the Offering, would have resulted in the issuance of more than 20% of our outstanding shares of Common Stock, Nasdaq Listing Rule 5635(d) is implicated by the issuance of the Series Warrants. Accordingly, in order to comply with Nasdaq Listing Rule 5635(d), the Series Warrants include a provision under which they may not be exercised until we have obtained Stockholder Approval. The Company has agreed to use its reasonable best efforts to obtain such Stockholder Approval within 60 days from the closing of the Offering, and agreed to cause an additional stockholder meeting to be held every 90 days thereafter until such Stockholder Approval is obtained. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit the issuance of the maximum number of Series Warrant Shares issuable pursuant to the terms of the Series Warrants.

If the Company does not obtain Stockholder Approval at the Special Meeting, the Company will not be able to issue to the holders of the Series Warrants the number of shares to which they would otherwise be entitled upon full exercise of the Series Warrants, which could require the Company to pay substantial cash amounts in lieu of delivering those shares.

Purchasers of shares of Common Stock and/or Pre-Funded Warrants exercisable for shares of Common Stock sold in the Offering are not entitled to vote such shares of Common Stock or shares of Common Stock issuable upon exercise of such Pre-Funded Warrants on the Issuance Proposal.

Potential Adverse Effects of Approving the Issuance Proposal

Following the Stockholder Approval of the Issuance Proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Series Warrants. Assuming the full exercise of the Series Warrants at the floor price of $0.0586, and assuming the Series B Warrants are exercised on a Zero Exercise Price basis, an aggregate of approximately 1,064,846,416.38 additional shares of Common Stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The number of shares of Common Stock described above does not give effect to potential additional shares underlying the Series Warrants that may be issuable after effectiveness of the Stockholder Approval upon the adjustments of the exercise price of the Series Warrants pursuant to their terms. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Consequences of Not Approving the Issuance Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Offering was the only viable financing alternative available to us at the time. Unless we obtain stockholder approval for the Issuance Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval as is required under the Purchase Agreement. Further, until such time as we receive the Stockholder Approval, we will not be able to issue 20% or more of our outstanding shares of Common Stock to the Series Warrant holders in connection with the Offering. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional stockholder meeting to be held every ninety (90) days thereafter. Holding such additional stockholder meetings can be time-consuming, divert management’s attention and resources, and cause us to incur significant expenses.

Interest of Certain Persons in Matters to Be Acted Upon

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”), which beneficially owns more than 5% of our voting securities, and its affiliate Iroquois Master Fund Ltd. (“IMF”), participated in the Offering. Additionally, 3i, LP (“3i”), Five Narrow Lane LP (“Five Narrow”) and Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B, together with its affiliates (“Alto”), beneficially own more than 5% of our voting securities and participated in the Offering. ICIG, IMF, 3i, Five Narrow and Alto may be unable exercise all of the Series Warrants issued to them in connection with the Offering if this proposal is not approved by our stockholders. ICIG and IMF, together, and 3i, Five Narrow and Alto may, by virtue of the issuance of the Series Warrant Shares to which each is entitled upon exercise of their respective Series Warrants at the initial exercise price, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Issuance Proposal. Because the Issuance Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE PROPOSAL
DISCLOSED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE
VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2 - THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our Amended and Restated Certificate of Incorporation (as amended, the “Charter”) currently authorizes the Company to issue a total of 300,000,000 shares of capital stock, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

On May 15, 2024, we received a letter from Nasdaq indicating that, based upon the closing bid price of our Common Stock for 30 consecutive business day period between April 3, 2024, through May 14, 2024, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Nasdaq Minimum Bid Price Rule”). We were provided a period of 180 calendar days, or until November 11, 2024 (the “Compliance Period”), in which to regain compliance with the Nasdaq Minimum Bid Price Rule. On November 12, 2024, the Company received notice from the Staff granting the Company’s request for a 180-day extension to regain compliance with the Nasdaq Minimum Bid Price Rule, or, until May 12, 2025 (the “Compliance Period”). In order to regain compliance with the Nasdaq Minimum Bid Price Rule, the Company’s Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period. However, if it appears to Nasdaq that the Company will be unable to cure the deficiency Nasdaq will provide notice that the Company’s Common Stock will be subject to delisting. There can be no assurance that the Nasdaq staff would grant the Company’s request for continued listing subsequent to any delisting notification. In the event of such a notification, the Company may appeal the Nasdaq staff’s determination to delist its securities.

On March 7, 2025, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-250 to 1-for-50, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 500 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of the Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “- Determination of the Reverse Stock Split Ratio” and “- Board Discretion to Effect the Reverse Stock Split.”

At the Company’s 2024 Annual Meeting of Stockholders held on November 20, 2024, the stockholders of the Company approved a proposal to authorize the Board to amend the Company’s Charter to effect a reverse stock split of the Company’s Common Stock at a ratio between 1-for-2 and 1-for-25 with the ultimate ratio to be determined by the Board in its sole discretion (the “Authorized Reverse Stock Split”). The Reverse Stock Split Proposal to be approved at this Special Meeting seeks stockholder approval for the Board to implement an additional reverse stock split of the Company’s Common Stock, independent of the Authorized Reverse Stock Split. If the Reverse Stock Split is approved, the Board will have the authority to effect two separate reverse stock splits of the Company’s Common Stock pursuant to the respective stockholder approval. Each reverse stock split, if implemented, would be effected separately and at a ratio determined by the Board within the applicable approved ranges. Assuming that the Board implements the maximum ratio of the Authorized Reverse Stock Split equal to 1-for-25 and assuming that the Board implements the maximum ratio of the Reverse Stock Split equal to 1-for-500, the aggregate effect would be a reverse stock split at a cumulative ratio of 1-for-12,500. Each reverse stock split, if implemented, would be effected separately and the Board will retain full discretion as to whether to implement, one, both, or neither of the approved reverse stock splits.

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this Proxy Statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In addition, the Series Warrants include a provision that, conditioned upon the receipt of Stockholder Approval as more fully described in Proposal No 1 – The Issuance Proposal, resets their respective exercise price, subject to the Series A Floor Price and Series B Floor Price, respectively, pursuant to the operation of Share Combination Event Adjustment provision, to the lesser of (i) the then exercise price and (ii) lowest daily VWAP the period commencing five trading days immediately preceding and the five trading days commencing on the date we effect a reverse stock split with a proportionate adjustment to the number of shares underlying such Series A Warrants and Series B Warrants. Issuances of additional shares in connection with such Share Combination Event Adjustment provision could result in our shareholders suffering substantial dilution.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to comply with the Nasdaq Minimum Bid Price Rule. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split on Outstanding Warrants and Preferred Stock

In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding shares of preferred stock and warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.

The Series Warrants include a contain a Share Combination Event Adjustment provision, conditioned upon the receipt of Stockholder Approval as more fully described in the Issuance Proposal. Issuances of additional shares in connection with such Share Combination Event Adjustment provision could result in our shareholders suffering substantial dilution.

The Certificate of Designations of the Company’s Series A Preferred Stock (“Certificate of Designations” and the warrants issued concurrently with the Series A Preferred Stock (the “Warrants”) in July 2023 pursuant to the Securities Purchase Agreement (the “Series A Purchase Agreement”), dated as of July 13, 2023, by and among the Company and the investors signatory thereto (the “Investors”) contain provisions that require the reduction of the conversion price and exercise price of the Series A Preferred Stock and the Warrants, respectively, as then in effect, on the sixteenth (16th) trading day immediately following a reverse stock split if the “Event Market Price” is less than the conversion price or exercise price then in effect. The term “Event Market Price” is used in the Certificate of Designations and the Warrant to refer to, with respect to a reverse stock split, the quotient determined by dividing (x) the sum of the VWAP (as defined in the Certificate of Designations and the Warrant, respectively) of the Common Stock for each of the five (5) lowest trading days during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the sixteenth (16th) trading day after such reverse stock split, divided by (y) five (5). The number of shares of Common Stock issuable upon exercise of the Warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the Warrants will remain the same following the reduction.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the Nasdaq Minimum Bid Price Rule. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-500.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-250 to 1-for-500. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the Record Date, the Company had 29,929,668 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-250 or 1-for-500, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 119,718 shares and 59,859 shares, respectively.

We are currently authorized to issue a maximum of 250,000,000 shares of our Common Stock. As of the Record Date, there were 29,929,668 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under our Amended and Restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (the “2020 Plan”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2020 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2020 Plan; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the 2020 Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2020 Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected alone by the Reverse Stock Split and will remain at 300,000,000 shares, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

•	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

•	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent, Pacific Stock Transfer Co., will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE
STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK
CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL
THEY ARE REQUESTED TO DO SO.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Required Vote

The affirmative vote of the holders of majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have no effect on the results for the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
REVERSE STOCK SPLIT PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN
FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3 – PLAN AMENDMENT PROPOSAL

Our Board is requesting that our stockholders approve the adoption of the Third Amendment to the Amended and Restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (the “Third Amendment”), which was approved by the Board on March 7, 2025, effective upon stockholder approval at the Special Meeting. The Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (the “Initial 2020 Plan”) was initially approved by our stockholders on November 25, 2020 (the “Effective Date”), and amended by the First Amendment on November 17, 2021, the Second Amendment on December 22, 2021, and the Amended and Restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan on December 21, 2022. Following the amendment and restatement of the Initial 2020 Plan, the 2020 Plan was thereafter amended by the First Amendment on September 15, 2023 (the “First Amendment”) and the Second Amendment on February 10, 2025 (the “Second Amendment”). The purpose of the Third Amendment is to increase the number of shares of Common Stock available for issuance pursuant to awards under the 2020 Plan by an additional 1,000,000,000 shares of Common Stock. If the Third Amendment is approved, the number of shares authorized for issuance of awards under the Third Amendment to the 2020 Plan will be increased to an aggregate maximum of 1,002,760,000 shares of Common Stock.

The 2020 Plan is a successor to the Neurotrope, Inc. 2017 Equity Incentive Plan and the Neurotrope, Inc. 2013 Equity Incentive Plan, amended as of July 23, 2014 and as further amended as of November 21, 2016 (collectively, the “Prior Plans”). No further awards have been or will be made under the Prior Plans on or after the Effective Date. Awards granted under the Prior Plans will continue in accordance with the terms of the applicable award agreement and the terms of the Prior Plans in effect when the awards were granted.

As of the Record Date, 47,658 shares of Common Stock remain available for issuance under the 2020 Plan; options to purchase a total of 420,133 shares of Common Stock are outstanding under the 2020 Plan; restricted stock units for the issuance of a maximum of 2,206,050 shares of our Common Stock are outstanding under the 2020 Plan; and no options or other equity awards are outstanding under any Prior Plan. As of the Record Date, 451,759 shares of our Common Stock have been issued upon the exercise of options and vesting of other equity awards granted under the 2020 Plan.

Reasons for Amendment of the 2020 Plan

Our Board, the Compensation Committee, and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2020 Plan will maintain and enhance the key policies and practices adopted by our management and the Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel.

Upon the initial adoption and subsequent stockholder approval of the Initial 2020 Plan, up to 1,078,346 shares of Common Stock were reserved for issuance as awards under the Initial 2020 Plan. The Board adopted the Second Amendment to the Initial 2020 Plan to increase the number of shares of our Common Stock available for issuance pursuant to awards under the Initial 2020 Plan by an additional 1,521,654 shares, for a total of 2,600,000 shares of our Common Stock. The Company subsequently effected a 1-for-10 reverse stock split of its Common Stock, after which the number of shares of Common Stock reserved for issuance pursuant to awards under the 2020 Plan was adjusted to 260,000. Following the amendment and restatement of the Initial 2020 Plan, the Board adopted the First Amendment to the 2020 Plan to increase the aggregate number of shares of Common Stock that may be delivered pursuant to awards under the 2020 Plan by an additional 2,500,000 shares, for an aggregate maximum total of 2,760,000 shares. The Third Amendment was adopted by the Board to further increase the aggregate number of shares of Common Stock that may be delivered pursuant to awards under the 2020 Plan by an additional 1,000,000,000 shares, for an aggregate maximum total of 1,002,760,000 shares.

We believe that the increase in the number of shares available for issuance under our 2020 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants, advisors, and directors. The Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2020 Plan, as of the Record Date, is not sufficient for future granting needs. The Board currently believes that if the Third Amendment is approved by stockholders, the aggregate maximum total of 1,002,760,000 shares available for issuance under the 2020 Plan will result in an adequate number of shares of Common Stock being available for future awards under the 2020 Plan.

A copy of the Third Amendment is attached as Annex B to this Proxy Statement. The following is a brief summary of the 2020 Plan, as amended. This summary is qualified in its entirety by reference to the text of the 2020 Plan, the First Amendment, and the Second Amendment, copies of which are attached as Annex C, D, and E to this Proxy Statement.

Summary of Material Features of the 2020 Plan

Purpose and Types of Awards

The purpose of the 2020 Plan is to attract and retain key employees, non-employee directors, consultants, and advisors. The 2020 Plan provides for the issuance of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights, and other stock-based awards. The 2020 Plan is intended to provide an incentive to participants to contribute to the Company’s economic success by aligning the economic interests of participants with those of the Company’s stockholders.

Administration

The 2020 Plan is administered by the Company’s Compensation Committee. The committee consists of “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors” as determined in accordance with the independence standards established by the stock exchange on which the Company’s Common Stock is at the time primarily traded. The committee determines the terms and conditions applicable to awards under the 2020 Plan, including, without limitation, who will receive awards and the number of shares of Common Stock subject to awards. The committee may delegate authority under the 2020 Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the committee under the 2020 Plan. Subject to compliance with applicable law and applicable stock exchange requirements, the committee (or the Board or a subcommittee, as applicable) may delegate all or part of its authority to the Company’s Chief Executive Officer, as it deems appropriate, with respect to awards to employees, consultants, or advisors who are not executive officers or directors under Section 16 of the Exchange Act. The committee, the Board, any subcommittee, or the Chief Executive Officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the 2020 Plan.

Shares Subject to the 2020 Plan

Subject to adjustment, the maximum aggregate number of shares of Common Stock that may currently be issued or transferred under the 2020 Plan, with respect to awards made on and after the Effective Date is 2,760,000 shares. If the Third Amendment is approved, the total number of shares of Common Stock that may be issued pursuant to awards will be increased to an aggregate maximum total of 1,002,760,000 shares. In addition, the number of shares of Common Stock subject to outstanding awards under the Prior Plans that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares under the Prior Plans, as applicable, after the Effective Date will be available for issuance under the 2020 Plan.

If any options or stock appreciation rights, including outstanding options granted under the Prior Plans, terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units, or other stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares of the Company’s Common Stock subject to such awards will again be available for purposes of the 2020 Plan. Shares of the Company’s Common Stock that are surrendered in payment of the exercise price of an option (including an option granted under the Prior Plans) or a stock appreciation right will not again be available for issuance under the 2020 Plan. Shares of the Company’s Common Stock that are withheld in satisfaction of the withholding taxes, or surrendered for the payment of taxes, incurred in connection with the issuance, vesting, or exercise of any award (including an option granted under the Prior Plans), or the issuance of the Company’s Common Stock will not be available for issuance under the 2020 Plan. When stock appreciation rights are granted, the full number of shares subject to the stock appreciation rights will be considered issued under the 2020 Plan regardless of the number of shares issued upon exercise of the stock appreciation rights. If the Company repurchases shares of the Company’s Common Stock on the open market with the proceeds from the exercise price the Company receives from options (including options granted under the Prior Plans), the repurchased shares will not be available for issuance under the 2020 Plan. If any awards are paid in cash, and not in shares of the Company’s Common Stock, any shares of the Company’s Common Stock subject to such awards will also be available for future awards. In addition, shares of the Company’s Common Stock issued under awards made pursuant to assumption, substitution, or exchange of previously granted awards of a company that the Company acquires will not reduce the number of shares of the Company’s Common Stock available under the 2020 Plan. Available shares under a stockholder approved plan of an acquired company may be used for awards under the 2020 Plan and will not reduce the share reserve, subject to compliance with the applicable stock exchange requirements and the Code.

The maximum aggregate grant date value of shares of Common Stock subject to awards made to any non-employee director during any calendar year for services rendered as a non-employee director shall not exceed $1,000,000 in total value. In determining this dollar limit, the value of awards will be calculated based on the grant date fair value of the awards for financial reporting purposes.

Adjustments

In connection with stock splits (reverse stock splits), stock dividends, recapitalizations, and certain other events affecting the Company’s Common Stock, the committee will make adjustments as it deems appropriate including, without limitation, in (i) the maximum number of shares of Common Stock reserved for issuance as awards or for which individuals may receive awards in any year, (ii) the number and kind of shares covered by outstanding awards, (iii) the kind of shares that may be issued or transferred under the 2020 Plan, (iv) the price per share or market value of any outstanding awards, (v) the exercise price of options and the base amount of stock appreciation rights, and (vi) the performance goals or other terms and conditions as the committee deems appropriate.

Eligibility

All of the Company’s employees and non-employee directors are eligible to receive awards under the 2020 Plan. In addition, the Company’s consultants and advisors who render bona fide services for the Company may receive awards under the 2020 Plan if (i) the services rendered are not in connection with the offer and sale of securities in a capital-raising transaction, and (ii) such consultant or advisor does not directly or indirectly promote or maintain a market for the Company’s securities. Incentive stock options may be granted only to the Company’s employees.

Vesting

The committee determines the vesting and exercisability terms of awards granted under the 2020 Plan. Except in connection with a change in control (in which case, awards will be treated as described below), the committee may generally accelerate the vesting of awards in its discretion, provided such acceleration complies with Sections 409A and 424 of the Code. Dividends and dividend equivalents granted in connection with any awards made under the 2020 Plan will vest and be paid only if and to the extent the underlying awards vest and are paid.

At the committee’s discretion, performance objectives for awards may be based on the attainment of specified levels of one or more performance goals established by the committee. If the committee so determines, the vesting of any such award subject to performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department, or function within the company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives may include: specified levels of or increases in, a division’s or a subsidiary’s return on capital, equity, or assets; earnings measures/ratios (on a gross, net, pre-tax, or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation, and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.

Options

Under the 2020 Plan, the committee will determine the exercise price of the options granted and may grant options to purchase shares of Common Stock in such amounts as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Non-qualified stock options may be granted to eligible participants under the 2020 Plan, but incentive stock options may only be granted to employees of the Company or its parent or subsidiaries that are corporations. The exercise price of a stock option granted under the 2020 Plan cannot be less than the fair market value of a share of the Company’s Common Stock on the date the option is granted. If an incentive stock option is granted to a 10% or greater stockholder, the exercise price cannot be less than 110% of the fair market value of a share of the Company’s Common Stock on the date the option is granted. The aggregate number of shares of Common Stock that may be issued or transferred under the 2020 Plan, as interpreted and administered by the Company since the Effective Date, pursuant to incentive stock options under Section 422 of the Code granted on and after the Effective Date may not exceed 1,002,760,000 shares of Common Stock. The fair market value of the Company’s Common Stock is generally equal to the closing price for the Common Stock on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). If the fair market value (determined as of the date of grant) of the shares with respect to which a participant’s incentive stock options are exercisable for the first time during any year, whether granted under the 2020 Plan or any Prior Plans, exceeds $100,000, then incentive stock options for the shares over the $100,000 threshold will be treated as nonqualified stock options, rather incentive stock options.

The exercise price for any option is generally payable in cash or check. In certain circumstances as permitted by the committee, the exercise price may be paid by (i) the surrender of shares of the Company’s Common Stock with an aggregate fair market value on the date the option is exercised that is at least equal to the exercise price, (ii) payment through a broker in accordance with procedures established by the Federal Reserve Board, (iii) withholding shares of Common Stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price, (iv) or such other method as the committee approves.

The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% or greater stockholder, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of the Company’s Common Stock under the Company’s insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.

Except as provided in the award agreement, an option may only be exercised while a participant is employed by or providing service to the Company. The committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment.

Stock Appreciation Rights

Under the 2020 Plan, the committee may grant stock appreciation rights to eligible participants separately or in tandem with any options. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time of the grant of the incentive stock option. The committee will establish the base amount of the stock appreciation right at the time the stock appreciation right is granted, which will be equal to or greater than the fair market value of a share of the Company’s Common Stock as of the date of grant.

If a stock appreciation right is granted in tandem with an option, the number of stock appreciation rights that are exercisable during a specified period will not exceed the number of shares of the Company’s Common Stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related stock appreciation rights will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, to the extent of an equal number of shares of the Company’s Common Stock. Generally, stock appreciation rights may only be exercised while the participant is employed by, or providing services to, the Company unless otherwise specified by the committee. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying Common Stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of the Company’s Common Stock, cash, or both.

The term of a stock appreciation right cannot exceed ten years from the date of grant. In the event that on the last day of the term of a stock appreciation right, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of the Company’s Common Stock under the Company’s insider trading policy, the term of the stock appreciation right will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.

Stock Awards

Under the 2020 Plan, the committee may grant stock awards to eligible participants. A stock award is an award of the Company’s Common Stock that may be subject to restrictions as the committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments, or otherwise, as the committee may determine. Except to the extent restricted under the award agreement relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares; provided, however, that dividends with respect to stock awards shall vest and be paid if and to the extent that the underlying stock award vests and is paid. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.

Stock Units

Under the 2020 Plan, the committee may grant restricted stock units to eligible participants. Restricted stock units are phantom units that represent shares of the Company’s Common Stock. Restricted stock units become payable on terms and conditions determined by the committee and will be payable in cash or shares of the Company’s stock as determined by the committee. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.

Other Stock-Based Awards

Under the 2020 Plan, the committee may grant other types of awards that are based on or measured by shares of the Company’s Common Stock to eligible participants. The committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of the Company’s Common Stock, or a combination of the two.

Dividend Equivalents

Under the 2020 Plan, the committee may grant dividend equivalents in connection with awards of stock units or other stock-based awards made under the 2020 Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying an award while the award is outstanding. Dividend equivalents may be paid in cash, in shares of the Company’s Common Stock, or in a combination of the two. The committee will determine the terms and conditions of the dividend equivalent awards, including whether the awards are payable upon the achievement of specific performance goals; provided, however, that dividend equivalents shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid. For the avoidance of doubt, no dividends or dividend equivalents will be granted with respect to stock options or stock appreciation rights.

Change in Control

If the Company experiences a “change in control” (as defined in the 2020 Plan, which definition is generally described below) where the Company is not the surviving corporation (or survive only as a subsidiary of another corporation), all outstanding awards that are not exercised or paid at the time of the change in control will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace awards with grants that have comparable terms, unless otherwise provided in an award agreement, outstanding options and stock appreciation rights will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards and dividend equivalents immediately lapse, provided that if the vesting of any such awards is based, in whole or in part, on performance, such awards shall vest based on the greater of (i) actual performance as of the change in control, or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the change in control. At the committee’s discretion, if awards are assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and a participant incurs an involuntary termination of employment or service on or after a change in control, the participant’s outstanding awards may become vested, in whole or in part, as of the date of termination; provided that if the vesting of any such award is based, in whole or in part, on performance, such awards shall vest only based on the greater of (i) actual performance as of the change in control, or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.

If there is a change in control and any outstanding awards are not assumed by, or replaced with awards that have comparable terms by, the surviving corporation, the committee may take any of the following action without the consent of any participant:

•	pay participants, in an amount and form determined by the committee, in settlement of outstanding stock units, other stock-based awards, or dividend equivalents;

•	require that participants surrender their outstanding stock options, stock appreciation rights, or any other exercisable award, in exchange for a payment by the Company, in cash or shares of the Company’s Common Stock, equal to the difference between the exercise price and the fair market value of the underlying shares of Common Stock; provided, however, if the per share fair market value of the Common Stock does not exceed the per share stock option exercise price or stock appreciation right base amount, as applicable, the Company will not be required to make any payment to the participant upon surrender of the stock option or stock appreciation right; or

•	after giving participants an opportunity to exercise all of their outstanding stock options and stock appreciation rights, terminate any unexercised stock options and stock appreciation rights on the date determined by the committee.

In general terms, a “change in control” under the 2020 Plan includes:

•	the acquisition, directly or indirectly, by a person of more than 50% of the combined voting power of the Company’s voting securities entitled to vote generally in the election of directors; provided, however, that the following acquisitions of voting securities shall not constitute a change in control: (i) any acquisition by or from the Company or any of its subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (ii) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (iii) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of Common Stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the Company’s then outstanding shares of Common Stock and the voting securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the Company’s stock and voting securities;

•	the consummation of the sale or other disposition of all or substantially all of the Company’s assets, other than to a wholly-owned subsidiary or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction;

•	the consummation of a reorganization, merger or consolidation of the Company, other than a reorganization, merger or consolidation which would result in the Company’s voting securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the voting securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction;

•	the consummation of a plan for the Company’s complete liquidation; or

•	the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the Effective Date, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of the Company’s directors) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the above, in the case of an award under the 2020 Plan is subject to Section 409A of the Code, only an event which constitutes a “change in control event” as defined under Section 409A of the Code shall constitute a change in ownership or effective control for purposes of the payment provisions under the 2020 Plan.

Deferrals

The committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the participant in connection with an award under the 2020 Plan. The committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Withholding

All awards under the 2020 Plan are subject to applicable U.S. federal (including Federal Insurance Contribution Act (“FICA”)), state and local, foreign, or other tax withholding requirements. the Company may require participants or other persons receiving awards or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or the Company may deduct from other wages and compensation paid by the Company the amount of any withholding taxes due with respect to such award.

The committee may permit or require that the Company’s tax withholding obligation with respect to awards paid in the Company’s Common Stock will paid by having shares withheld up to an amount that does not exceed the participant’s applicable withholding tax rate for U.S. federal (including FICA), state and local, foreign, or other tax liabilities. In addition, the committee may, in its discretion, and subject to such rules as the committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular award.

Transferability

Except as permitted by the committee with respect to non-qualified stock options, only a participant may exercise rights under an award during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except (i) by will or by the laws of descent and distribution, or (ii) with respect to awards other than incentive stock options, pursuant to a domestic relations order. The committee may provide in an award agreement that a participant may transfer non-qualified stock options to (x) family members, or (y) one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws; provided, the participant receives no consideration for the transfer and the transferred options continue to be subject to the same terms and conditions as were applicable immediately before the transfer.

Amendment; Termination

The Board may amend or terminate the 2020 Plan at any time, except that the Company’s stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by the Board or extended with stockholder approval, the 2020 Plan will terminate on the day immediately preceding the tenth anniversary of the Effective Date.

Stockholder approval is required to (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price of options or stock appreciation rights, respectively, (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights, or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities. However, such stockholder approval is not required in connection with certain corporate transactions or other actions with respect to the Company’s securities, such as a stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of the Company’s Common Stock.

Establishment of Sub-Plans

The Board may, from time to time, establish one or more sub-plans under the 2020 Plan to satisfy applicable blue sky, securities, or tax laws of various jurisdictions. The Board may establish such sub-plans by adopting supplements to the 2020 Plan setting forth limitations on the committee’s discretion and such additional terms and conditions not otherwise inconsistent with the 2020 Plan as the Board will deem necessary or desirable. All such supplements will be deemed part of the 2020 Plan, but each supplement will only apply to participants within the affected jurisdiction.

Clawback

Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and the Company, or otherwise engages in activities that constitute cause either while employed by, or providing services to, the Company or within the applicable period of time thereafter, all awards held by the participant will terminate, and the Company may rescind any exercise of an option or stock appreciation right and the vesting of any other award and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:

•	the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

•	if the participant no longer owns the shares, the participant must pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

All awards are also subject to any applicable clawback or recoupment policy, share trading policy, and other policies that the Board may adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the committee. the Company will be entitled to set off against the amount of any such payment any amounts that the Company otherwise owes to the participant.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2020 Plan. However, it does not purport to be complete and does not describe the state, local, or foreign tax considerations or the consequences for any particular individual. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Stock Options.   A participant generally does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. the Company generally should be entitled to a federal income tax deduction, subject to applicable limitations, at the same time and for the same amount as the participant recognizes as ordinary income. Any subsequent gain or loss generally will be taxable as long-term or short-term capital gain or loss for which the Company would not be entitled to a deduction.

Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year from the date of exercise, any gain or loss realized on the sale of the shares will be treated as a long-term capital gain or loss and the tax basis of the shares received for capital gain treatment is the option exercise price. If the participant disposes of the shares within either of the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise. In addition, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which a participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over the $100,000 threshold will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were actually nonqualified stock options. the Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares because the holding periods described above were not met.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of the Company’s Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the requisite holding periods. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Stock Appreciation Rights.   No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Common Stock or other property received upon the exercise. Subject to applicable limitations, the Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s taxable income.

Restricted Stock, Performance, and Restricted Stock Unit Awards.   The participant will not realize ordinary income on the grant of an unvested restricted stock award (or a performance award if the shares of Common Stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested, and the Company will generally will be entitled to a corresponding deduction, subject to applicable limitations, in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares, and the Company generally will be entitled to a deduction for the same amount, subject to applicable limitations. If a valid Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of Common Stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award, and the Company generally will be entitled to a corresponding deduction, subject to applicable limitations.

Upon disposition of shares of Common Stock acquired under a restricted stock award, performance award, or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Other Stock-Based Awards and Dividend Equivalents. Generally, the granting of other stock-based awards or dividend equivalent rights should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of other stock-based awards or dividend equivalent rights generally should result in immediate recognition of taxable ordinary income by the recipient, equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of any Common Stock received, and a corresponding tax deduction by the Company, subject to applicable limitations. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and to the Company generally will be similar to the tax consequences of restricted stock awards, as described above. If any other stock-based award consists of unrestricted shares, the recipient of those shares generally will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company generally will be entitled to a corresponding tax deduction, subject to applicable limitations.

Company Tax Deduction and Other Tax Matters

Million Dollar Deduction Limit and Other Tax Matters.   The Company may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either the Company’s principal executive officer or principal financial officer, (ii) an individual who is among the Company’s three highest compensated officers for the taxable year (other than an individual who was either the Company’s principal executive officer or principal financial officer at any time during the taxable year), or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities), and (y) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a prior plan award granted on or before November 2, 2017, and if the Company determines that Section 162(m) of the Code will apply to any such awards, the Company intends that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

While the deductibility of executive compensation for federal income tax purpose is among the factors the committee considers when structuring the Company’s executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if the Company believes it is in the best interests of the Company.

If an individual’s rights under the 2020 Plan are accelerated as a result of a change in control and the participant is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a corresponding compensation deduction on such amounts.

New Plan Benefits

With respect to the increased number of shares reserved under the 2020 Plan pursuant to the Third Amendment, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2020 Plan because the grant of awards and terms of such awards are to be determined in the discretion of the committee.

The market value of the Company’s Common Stock is $[ ] per share based on the closing price of our Common Stock on [ ], 2025.

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present by virtual attendance or represented by proxy and entitled to vote on the Plan Amendment Proposal is required to approve the Plan Amendment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Plan Amendment Proposal. Because the Plan Amendment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Plan Amendment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PLAN AMENDMENT
PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN
FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE

ON THE PROXY.

PROPOSAL NO. 4  - SHARE INCREASE PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to our Charter to increase the number of authorized shares of Common Stock from 250,000,000 to 7,000,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting such increase in the number of authorized shares (the “Share Increase Amendment”) is attached to this Proxy Statement as Annex F.

We currently have a total of 300,000,000 shares of capital stock authorized under our Charter, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. If the Share Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Secretary of State of the Sate of Delaware, which would have the effect of increasing the number of authorized shares of Common Stock from 250,000,000 to 7,000,000,000 and increasing the number of authorized shares of all classes of stock from 300,000,000 to 7,050,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to make payments due to the holders of the Series A Preferred Stock and the Warrants in the form of the applicable Conversion Shares (as defined below) and Warrant Shares (as defined below), and to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

On February 17, 2025, the Company entered into an Omnibus Waiver and Notice Agreement (the “Omnibus Waiver”) with the Required Holders (as defined in the Certificate of Designations) and a Waiver (the “Warrant Waiver” and, together with the Omnibus Waiver, the “Waivers”), dated as of February 17, 2025, by and among the Company and each Investor. Pursuant to the Waivers, the Required Holders agreed to waive the requirement that the Company reserve for issuance a sufficient number of shares of Common Stock as required by the Certificate of Designations, the Series A Purchase Agreement and Warrants (the “Required Reserve Amount”), until such time as the Company obtains approval from its stockholders of an amendment to the Company’s Charter to increase the number of authorized shares of capital stock of the Company (the “Share Increase Stockholder Approval”). Additionally, on February 17, 2025, the Company entered into Option Waivers with certain of the Company’s directors and officers, pursuant to which, such directors and officers each agreed to waive the right to exercise stock options held by them until such time as the Share Increase Stockholder Approval is obtained (collectively, the “Option Waivers”).

We currently do not have a sufficient number of authorized shares of Common Stock to meet the Required Reserve Amounts. Accordingly, we must hold a special meeting of stockholders to increase the number of authorized shares of Common Stock in order to meet the Required Reserve Amounts. The Share Increase Amendment is intended to fulfill this obligation. In addition, if we are unable to make dividend or amortization payments on the Series A Preferred Stock in shares of our Common Stock because we do not have sufficient number of authorized shares of Common Stock, we will have to satisfy such payment obligations by means of cash redemption payments to the holders of Series A Preferred Stock.

Further, the Board believes that unless we obtain Share Increases Stockholder Approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares pursuant to awards under our equity incentive plan or in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

As of the Record Date, 29,929,668 shares of Common Stock were outstanding, with 159,272,297 shares of authorized Common Stock that are unissued and reserved for future issuance. Thus, as of the Record Date, we had 60,798,035 shares of authorized Common Stock remaining that were unissued and unreserved for issuance.

Consequences of Not Approving this Proposal

If this proposal is not approved by our stockholders, we may not have enough shares to make payments due to the holders of the Series A Preferred Stock or upon exercise of the Warrants in the form of the applicable shares of Common Stock issuable upon conversion of the Series A Preferred Stock (“Conversion Shares”) or shares of Common Stock issuable upon exercise of the Warrants (“Warrant Shares”). If we are prevented from issuing the applicable Conversion Shares upon conversion of the Series A Preferred Stock by the holder thereof, in lieu of delivering such applicable Conversion Shares to such holder, we would be required to redeem such shares of Series A Preferred Stock at a price equal to the sum of (i) the product of (x) such number of applicable Conversion Shares as are unavailable for issue and (y) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date such holder delivers the applicable conversion notice to the Company and ending on the date of our issuance and payment to such holder and (ii) certain fees. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

Additionally, if this proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Further, unless we obtain Share Increase Stockholder Approval for this proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Share Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, including in connection with issuances pursuant to the Certificate of Designations and the Warrants and future capital raising transactions or strategic transactions, such issuance may decrease existing stockholders’ percentage equity ownership and, depending upon the effective conversion price of the Series A Preferred Stock or exercise price of the Warrants, as the case may be, or the price of which they are issued, could be dilutive to existing stockholders and have a negative effect upon the market price of the Common Stock. Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate ownership of Common Stock.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Share Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If this proposal is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, ICIG, which beneficially owns more than 5% of our voting securities, and its affiliate IMF, and 3i, LP (“3i”), Five Narrow Lane LP (“Five Narrow”) and Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B, together with its affiliates (“Alto”), beneficially own more than 5% of our voting securities and hold shares of the Series A Preferred Stock, Series Warrants, Warrants and/or Pre-Funded Warrants. ICIG, IMF, 3i, Five Narrow and Alto may be unable exercise all of the Warrants and convert their Series A Preferred stock if this proposal is not approved by our stockholders.

Because it is anticipated that our directors and executive officers will be granted additional equity awards under our Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Share Increase Amendment. Additionally, certain of our directors and officers may be deemed to have an interest in the Share Increase Amendment due to the Option Waivers, in which such directors and officers agreed to not exercise certain options held by them until the Share Increase Amendment is approved.

Required Vote

The affirmative vote of the holders of majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal. Because the Share Increase Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Share Increase Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Share Increase Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SHARE INCREASE
PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF
UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5 - THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock and Series A Preferred Stock outstanding and entitled to vote at the Special Meeting and voting in favor of any one or more of the proposals presented at the Special Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Special Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Special Meeting, we could adjourn or postpone the Special Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have no effect on the results for the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT
PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF
UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. In general, any stockholder communication delivered to our President and Chief Commercial Officer for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders (“2025 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s special meeting. To be considered for presentation at the 2025 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of our 2024 annual meeting of stockholders (“2024 Annual Meeting”), provided, however, that in the event that the 2025 Annual Meeting is called for a date that is not within thirty (30) days before or after the date that is one year from the 2024 Annual Meeting date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be presented or voted on at the 2025 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 21, 2025 (i.e., the date that is 60 days prior to the anniversary date of the 2024 Annual Meeting).

Annex A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PETROS PHARMACEUTICALS, INC.

Petros Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1. The Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on December 1, 2020.

2. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3. Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [•], New York time, on [•], each [•] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into [•] (#) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

4. The Certificate of Incorporation is hereby amended by revising Article FOURTH paragraph A.3. to be amended and restated as follows:

“3. Reverse Split. Effective as of [•] on [•], 2025 (the “Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into [•] share of Common Stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

5. Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

A-1

Annex B

THIRD AMENDMENT TO
Amended and restated Petros Pharmaceuticals, Inc.
2020 Omnibus Incentive Compensation PLAN

This third Amendment To amended and restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (this “Amendment”), effective as of _____________, 2025 is made and entered into by Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (the “Plan”).

RECITALS

WHEREAS, Section 17(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4(a) of the Plan, by an additional 1,000,000,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Section 17(a) of the Plan.

NOW, THEREFORE, in accordance with Section 17(a) of the Plan, and subject to approval of the Company’s stockholders, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1.              Section 4(a) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4(a):

(a)            Shares Authorized. Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made on and after the Effective Date shall be 1,002,760,000 shares. In addition, and subject to adjustment as described below in Sections 4(b) and 4(e), shares of Common Stock subject to outstanding Awards granted under the Plan before the Effective Date and shares of Common Stock subject to outstanding grants under the Prior Plans that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares after the Effective Date shall be added to the shares reserved under the Plan. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the Effective Date shall not exceed 1,002,760,000 shares of Common Stock.

2.            This Amendment shall be effective on the date first set forth above.  In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3.            Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

B-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Petros Pharmaceuticals, Inc.

By:
Name:	Joshua Silverman
Title:	Chairman of the Board

B-2

ANNEX C

PETROS PHARMACEUTICALS, INC.

Amended and Restated 2020 OMNIBUS INCENTIVE COMPENSATION PLAN

The purpose of the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan (the “Plan”) is to provide employees of Petros Pharmaceuticals, Inc. (the “Company”) and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards.

The Plan is a successor to the Neurotrope, Inc. 2017 Equity Incentive Plan and the 2013 Equity Incentive Plan, as amended as of July 23, 2014 and further amended as of November 21, 2016 (collectively, the “Prior Plans”). No additional grants have been or will be made under the Prior Plans on and after the Effective Date. Outstanding grants under the Prior Plans shall continue in effect according to their terms, and the shares with respect to outstanding grants under the Prior Plans shall be issued or transferred in accordance with the terms of the Prior Plans.

The Plan is effective as of the Effective Date. Awards granted prior to the Effective Date shall continue to be governed by the applicable Award Agreements and the terms of the Prior Plans, and the Committee shall administer such Awards in accordance with the Prior Plans.

The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Section 1.               Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)            “Award” shall mean an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.

(b)            “Award Agreement” shall mean the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.

(c)            “Board” shall mean the Board of Directors of the Company.

(d)            “Cause” shall have the meaning given to that term in any written employment agreement, offer letter, consulting agreement or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, “Cause” shall mean a finding by the Committee of conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant, after notice thereof, to render services to the Company or its subsidiaries in accordance with the terms or requirements of his or her employment, engagement as a Non- Employee Director or a Key Advisor; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or a Subsidiary; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or a Subsidiary which results in direct or indirect loss, damage or injury to the Company or a Subsidiary; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary; or (vi) the Participant’s breach of any written non-competition, non- solicitation, invention assignment or confidentiality agreement between the Participant and the Company or any of its subsidiaries.

(e)            “CEO” shall mean the Chief Executive Officer of the Company.

(f)            A “Change in Control” shall be deemed to have occurred if:

(i)            the acquisition, directly or indirectly, by a “person” (within the meaning of Section 13(d)(3) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); provided, however, that the following acquisitions of Voting Securities shall not constitute a Change in Control: (A) any acquisition by or from the Company or any of its subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (B) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (C) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding shares of Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the shares of Common Stock and Voting Securities; or

(ii)            the consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to a wholly-owned subsidiary of the Company or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction; or

(iii)            the consummation of a reorganization, merger or consolidation of the Company, other than a reorganization, merger or consolidation, which would result in the Voting Securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the Voting Securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction; or

(iv)            the consummation of a plan of complete liquidation of the Company; or

(v)            the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i) – (v) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under section 409A of the Code.

(g)            “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(h)            “Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall also consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Stock is at the time primarily traded.

(i)             “Common Stock” shall mean common stock of the Company.

(j)             “Company” shall mean Petros Pharmaceuticals, Inc. and shall include its successors.

(k)            “Disability” or “Disabled” shall mean, unless otherwise set forth in the Award Agreement, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant, or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant’s position (with or without reasonable accommodation) for a period of six consecutive months.

(l)             “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Common Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Common Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Common Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(m)            “Effective Date” shall mean December 1, 2020 provided stockholder approval of the Plan is received on or around such date.

(n)            “Employee” shall mean an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(o)            “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.

(p)            “Employer” shall mean the Company and its subsidiaries.

(q)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r)            “Exercise Price” shall mean the per share price at which shares of Common Stock may be purchased under an Option, as designated by the Committee.

(s)            “Fair Market Value” shall mean:

(i)            If the Common Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Common Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Common Stock is not principally traded on any such exchange, the last reported sale price of a share of Common Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii)            If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code, including, without limitation section 409A of the Code.

(t)            “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(u)            “Key Advisor” shall mean a consultant or advisor of the Employer.

(v)            “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(w)            “Nonqualified Stock Option” shall mean an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(x)            “Option” shall mean an option to purchase shares of Common Stock, as described in Section 6.

(y)            “Other Stock-Based Award” shall mean any Award based on, measured by or payable in Common Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.

(z)            “Participant” shall mean an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.

(aa)          “Performance Objectives” shall mean the performance objectives established in the sole discretion of the Committee for Participants who are eligible to receive Awards under the Plan. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the subsidiary, division, department or function within the Company or one of its subsidiaries in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives may include: specified levels of or increases in the Company’s, a division’s or a subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; stock price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.

(bb)          “Plan” shall mean this Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan, as in effect from time to time.

(cc)          “Prior Plans” shall mean the Neurotrope, Inc. 2017 Equity Incentive Plan and the 2013 Equity Incentive Plan, as amended.

(dd)          “Restriction Period” shall have the meaning given that term in Section 7(a).

(ee)          “SAR” shall mean a stock appreciation right, as described in Section 9.

(ff)           “Stock Award” shall mean an award of Common Stock, as described in Section 7.

(gg)         “Stock Unit” shall mean an award of a phantom unit representing a share of Common Stock, as described in Section 8.

(hh)         “Substitute Awards” shall have the meaning given that term in Section 4(c).

Section 2.               Administration

(a)            Committee. The Plan shall be administered and interpreted by the Committee. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, the Committee, a subcommittee or the CEO, as described below, administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee or such subcommittee or the CEO.

(b)            Delegation to CEO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Awards to Employees or Key Advisors who are not executive officers or directors under section 16 of the Exchange Act.

(c)            Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual, (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Award, subject to the provisions of Section 17 below, and (vi) deal with any other matters arising under the Plan.

(d)            Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be final, conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(e)            Indemnification. No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 3.               Awards

Awards under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to an individual in an Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final, conclusive and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular Section of the Plan need not be uniform as among the Participants. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.

Section 4.              Shares Subject to the Plan

(a)            Shares Authorized. Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made on and after the Effective Date shall be 2,600,000 shares. In addition, and subject to adjustment as described below in Sections 4(b) and 4(e), shares of Common Stock subject to outstanding Awards granted under the Plan before the Effective Date and shares of Common Stock subject to outstanding grants under the Prior Plans that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares after the Effective Date shall be added to the shares reserved under the Plan. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the Effective Date shall not exceed 2,600,000 shares of Common Stock.

(b)            Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan or options granted under the Prior Plans terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards, Stock Units, or Other Stock- Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Awards shall again be available for purposes of the Plan. Shares surrendered in payment of the Exercise Price of an Option (including an option granted under the Prior Plans that is exercised on or after the Effective Date) shall not be available for re- issuance under the Plan. Shares of Common Stock withheld or surrendered for payment of taxes with respect to Awards (including options granted under the Prior Plans) shall not be available for re-issuance under the Plan. Subject to the other provisions of this Section 4(b), if SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Awards are paid in cash, and not in shares of Common Stock, any shares previously subject to such Awards shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plans), such shares may not again be made available for issuance under the Plan.

(c)            Substitute Awards. Shares issued or transferred under Awards made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Common Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).

(d)            Individual Limits. Subject to adjustment as described below in Section 4(e), the following Award limitations shall apply:

(i)            For Options, SARs, Stock Awards, Stock Units and Other Stock-Based Awards (whether payable in Common Stock, cash or a combination of the two), the maximum number of shares of Common Stock for which such Awards may be made to any Employee or Key Advisor in any calendar year shall not exceed 215,669 shares of Common Stock in the aggregate.

(ii)            The maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year for services rendered as a Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non- Employee Director during the calendar year, shall not exceed $750,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date Fair Market Value of such Awards for financial reporting purposes.

(iii)            Notwithstanding the foregoing, the individual limit described in subsection (i) shall be increased to two times the otherwise applicable limit with respect to Awards that are made on or around the date of hire to a newly hired Employee.

(e)            Adjustments. If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any year, the kind and number of shares covered by outstanding Awards, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change in Control, the provisions of Section 12 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with section 409A or 424 of the Code, to the extent applicable. Subject to Section 17(b) below, the adjustments of Awards under this Section 4(e) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, Performance Objectives or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, conclusive and binding.

Section 5.               Eligibility for Participation

(a)            Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)            Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Common Stock subject to a particular Award in such manner as the Committee determines.

Section 6.               Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a)            Number of Shares. The Committee shall determine the number of shares of Common Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.

(b)            Type of Option and Exercise Price.

(i)            The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)            The Exercise Price of Common Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

(c)            Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(d)            Exercisability of Options. Subject to Section 3(b), Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement. Subject to the limitations set forth in Section 12, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e)            Awards to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(f)            Termination of Employment or Service. Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g)            Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Common Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Common Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Common Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h)            Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Common Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000 then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

Section 7.              Stock Awards

The Committee may issue or transfer shares of Common Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)            General Requirements. Shares of Common Stock issued pursuant to Stock Awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. Subject to Section 3(b), the Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific Performance Objectives. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”

(b)            Number of Shares. The Committee shall determine the number of shares of Common Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)            Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to the Company. Subject to the limitations set forth in Section 12, the Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)            Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)            Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Objectives; provided, however, that dividends shall vest and be paid only if and to the extent that the underlying Stock Award vests and is paid.

(f)            Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8.               Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Common Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a)            Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Common Stock or an amount of cash based on the value of a share of Common Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b)            Terms of Stock Units. Subject to Section 3(b), the Committee may grant Stock Units that vest and are payable if specified Performance Objectives or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. Subject to the limitations set forth in Section 12, the Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)            Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)            Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

Section 9.              Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a)            General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Common Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b)            Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

(c)            Exercisability. Subject to Section 3(b), an SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement. Subject to the limitations set forth in Section 12, the Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)            Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(e)            Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)            Form of Payment. The appreciation in an SAR shall be paid in shares of Common Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10.            Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Common Stock, to any Employee, Non- Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Subject to Section 3(b), Other Stock-Based Awards may be awarded subject to the achievement of Performance Objectives or other criteria or other conditions and may be payable in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

Section 11.            Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Subject to Section 3(b), Dividend Equivalents may be payable in cash or shares of Common Stock, and upon such terms and conditions as the Committee shall determine; provided that Dividend Equivalents shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid. For the avoidance of doubt, no dividends or Dividend Equivalents will be granted in connection with Stock Options or SARs.

Section 12.            Consequences of a Change in Control

(a)            Assumption of Outstanding Awards. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace Awards with grants that have comparable terms, unless otherwise provided in an Award Agreement, outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse, provided that if the vesting of any such Awards is based, in whole or in part, on performance, such Awards shall vest based on the greater of (i) actual performance as of the Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the Change in Control. After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.

(b)            Vesting Upon Certain Terminations of Employment. At the Committee’s discretion, if Awards are assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and if a Participant incurs an involuntary termination of employment or service on or after a Change in Control, the Participant’s outstanding Awards may become vested, in whole or in part, as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, such Awards shall vest only based on the greater of (i) actual performance as of the date of Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.

(c)            Other Alternatives. In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (ii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iii) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR.

Section 13.            Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

Section 14.            Withholding of Taxes

(a)            Required Withholding. All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards.

(b)            Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Common Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.

Section 15.            Transferability of Awards

(a)            Nontransferability of Awards. Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.

(b)            Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in an Award Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16.            Requirements for Issuance or Transfer of Shares

No Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Common Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 17.            Amendment and Termination of the Plan

(a)            Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b)            No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.

(c)            Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d)            Termination and Amendment of Outstanding Awards. A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 18(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 18(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan, provided that the Participant’s consent is not required if any termination or amendment to the Participant’s outstanding Award does not materially impair the rights or materially increase the obligations of the Participant.

Section 18.            Miscellaneous

(a)            Awards in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock award granted by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.

(b)            Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be final, conclusive and binding upon and enforceable against the Company and its successors and assigns.

(c)            Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.

(d)            Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e)            No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)             Compliance with Law.

(i)            The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Common Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii)            The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If an Award is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Award Agreement specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

(iii)            Any Award that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

(iv)            Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if an Award does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

(g)            Establishment of Subplans. The Board may from time to time establish one or more sub- plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

(h)            Clawback Rights. Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within the applicable period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Award (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

(i)            Governing Law. The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

ANNEX D

First AMENDMENT TO
Amended and restated Petros Pharmaceuticals, Inc.
2020 Omnibus Incentive Compensation PLAN

This first Amendment To amended and restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (this “Amendment”), effective as of August 15, 2023 is made and entered into by Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (the “Plan”).

RECITALS

WHEREAS, Section 17(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4(a) of the Plan, by an additional 2,500,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Section 17(a) of the Plan.

NOW, THEREFORE, in accordance with Section 17(a) of the Plan, the Company hereby amends the Plan as follows:

1.       Section 4(a) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4(a):

(a)       Shares Authorized. Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made on and after the Effective Date shall be 2,760,000 shares. In addition, and subject to adjustment as described below in Sections 4(b) and 4(e), shares of Common Stock subject to outstanding Awards granted under the Plan before the Effective Date and shares of Common Stock subject to outstanding grants under the Prior Plans that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares after the Effective Date shall be added to the shares reserved under the Plan. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the Effective Date shall not exceed 2,760,000 shares of Common Stock.

2.       This Amendment shall be effective on the date first set forth above.  In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3.       Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

D-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Petros Pharmaceuticals, Inc.

By:	/s/ Fady Boctor
Name:	Fady Boctor
Title:	President and Chief Commercial Officer

Signature Page to
First Amendment to Amended and Restated Petros Pharmaceuticals, Inc.
2020 Omnibus Incentive Compensation Plan

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ANNEX E

Second AMENDMENT TO

Amended and restated Petros Pharmaceuticals, Inc.

2020 Omnibus Incentive Compensation PLAN

This second Amendment To amended and restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (this “Amendment”), effective as of February 10, 2025 is made and entered into by Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (as amended prior to the date hereof, the “Plan”).

RECITALS

WHEREAS, Section 17(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements; and

WHEREAS, the Board desires to amend the Plan to revise the individual limits set forth in Section 4(d) of the Plan.

NOW, THEREFORE, in accordance with Section 17(a) of the Plan, the Company hereby amends the Plan as follows:

1.            Section 4(d) of the Plan is hereby amended by deleting said section in its entirety and adding the following in lieu thereof:

(d)            Subject to adjustment as described below in Section 4(e), the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year for services rendered as a Non-Employee Director shall not exceed $1,000,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.

2.            Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Petros Pharmaceuticals, Inc.

By:	/s/ Joshua Silverman
Name:	Joshua Silverman
Title:	Chairman of the Board

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ANNEX F

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PETROS PHARMACEUTICALS, INC.

Petros Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on December 1, 2020.

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	The Certificate of Incorporation is hereby amended by amending Article FOURTH as follows:

“The Company is authorized to issue a total of seven billion fifty million (7,050,000,000) shares, of which (i) seven billion (700,000,000) shares shall be common stock, par value $0.001 per share (“Common Stock”) and (ii) fifty million (50,000,000) shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”).”

4.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V66114-S10164 For Against Abstain ! ! ! ! ! ! ! ! ! Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. 1. To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”) underlying the Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Series Warrants”), including by operation of certain anti-dilution features contained therein, issued by us in a public offering transaction (the “Offering”) on February 19, 2025 including an aggregate of approximately 1,064,846,416.38 shares of Common Stock issuable upon exercise of the Series Warrants, which consists of (i) an aggregate of approximately 81,911,262.80 shares of Common Stock issuable upon exercise of 40,000,000 Series A Warrants issued in the Offering (assuming the full exercise of the Series A Warrants at an exercise price equal to the floor price of $0.0586) and (ii) an aggregate of approximately 982,935,153.58 shares of Common Stock issuable upon exercise of 40,000,000 Series B Warrants issued in the Offering (assuming (x) the full exercise of the Series B Warrants at an exercise price equal to the floor price of $0.0586 and (y) all the Series B Warrants are exercised on the “zero exercise price” basis). 2. To approve an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-250 to 1-for-500, with such ratio to be determined by the Board in its discretion and included in a public announcement. 3. To approve the Third Amendment to the Petros Pharmaceuticals, Inc. Amended and Restated 2020 Omnibus Incentive Compensation Plan, as amended, to increase the total number of shares of the Company's Common Stock authorized for issuance under such plan by 1,000,000,000, to a total of 1,002,760,000 shares. 5. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. 4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 7,000,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock. PETROS PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the following proposals: ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw PETROS PHARMACEUTICALS, INC. 1185 AVENUE OF THE AMERICAS 3RD FLOOR NEW YORK, NY 10036 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 9, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PTPI2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 9, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V66115-S10164 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. YOUR VOTE IS IMPORTANT Voting Instructions are on Reverse PETROS PHARMACEUTICALS, INC. Special Meeting of Stockholders April 10, 2025 10:00 AM This proxy is solicited by the Board of Directors The stockholder hereby appoints Fady Boctor as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock, par value $0.0001 (the “Common Stock”) and/or Series A Convertible Preferred Stock, par value $0.0001 per share ("Preferred Stock"), of PETROS PHARMACEUTICALS, INC. (the “Company”) that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM ET on April 10, 2025, via live audio webcast at www.virtualshareholdermeeting.com/PTPI2025SM, and any adjournment or postponement thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote “FOR” Proposals 1-5. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND/OR PREFERRED STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF. Please return your completed proxy whether or not you plan to attend the Special Meeting. You may nevertheless vote in person if you do attend. If you vote by Internet, you do NOT need to mail back your proxy card unless you intend to revoke and change your prior vote. Continued and to be signed on reverse side